EXHIBIT 99.1

       N E W S   B U L L E T I N      RE:   EMPIRE FINANCIAL HOLDING COMPANY
                 FROM:                          2170 West State Road 434
                                                       Suite 100
           F I N A N C I A L                       Longwood, FL 32779
            RELATIONS BOARD                            AMEX: EFH
________________________________________________________________________________

 FOR FURTHER INFORMATION:

 AT THE COMPANY:                           AT FINANCIAL RELATIONS BOARD:
 Donald A. Wojnowski Jr.                   Lars Glassen
 President                                 General Information
 (407) 774-1300                            (310) 407-6522
 investorrelations@empirenow.com           lglassen@financialrelationsboard.com
________________________________________________________________________________

FOR IMMEDIATE RELEASE
JUNE 1, 2005

       EMPIRE FINANCIAL REPORTS RECEIPT OF AMERICAN STOCK EXCHANGE NOTICE

          LONGWOOD, FLA., JUNE 1, 2005 - EMPIRE FINANCIAL HOLDING COMPANY (AMEX:
EFH), a financial brokerage services firm serving retail and institutional clients, today announced that it has received a notice from the American Stock Exchange (AMEX) staff indicating that it is below AMEX's continued listing standards because its stockholders' equity is less than $4 million and the company has sustained losses from continuing operations and/or net losses in three of its four most recent fiscal years and also because Empire Financial did not file an application for the listing of additional shares of its common stock and receive notification from the AMEX that the securities had been approved for listing.

          Previously, Empire Financial had been advised by the AMEX staff that that it was below AMEX's continued listing standards because the company had incurred losses during both fiscal years 2002 and 2003 in combination with its stockholders' equity being below the minimum requirement of $2 million. Empire Financial submitted a plan of compliance to AMEX in June and July 2004 and, based on Empire Financial's plan and supporting documentation, AMEX granted Empire Financial an extension until November 12, 2005 to regain compliance with the continued listing standards.

          Empire Financial has submitted the additional listing application with AMEX. Empire Financial must now submit a revised plan of compliance to AMEX, advising AMEX of action it has taken or will take to bring the company into compliance with the continued listing standards by November 12, 2005. Acceptance of the revised plan is in the discretion of AMEX. If Empire Financial does not submit the revised plan, submits a revised plan that is not acceptable to AMEX or is not in compliance with all continued listing standards by November 12, 2005, or does not make progress consistent with the revised plan during this period, AMEX may initiate delisting proceedings. If the company's shares of common stock are de-listed, this may have an adverse effect on the trading market of the company's common stock.

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Empire Financial Holding Company
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          AMEX has placed the indicator .BC after Empire Financial's stock symbol, EFH, which will remain in effect until AMEX has determined that the company is in compliance with applicable continuing listing standards.

ABOUT EMPIRE FINANCIAL HOLDING COMPANY

          Empire Financial Holding Company, through its wholly owned subsidiary, Empire Financial Group, Inc., provides full-service retail brokerage services through its network of independently owned and operated offices and discount retail securities brokerage via both the telephone and the Internet. Through its market-making and trading division, the Company offers securities order execution services for unaffiliated broker dealers and makes markets in domestic and international securities. Empire Financial also provides turn-key fee based investment advisory and registered investment advisor custodial services through its wholly owned subsidiary, Empire Investment Advisors, Inc.

FORWARD-LOOKING STATEMENT DISCLAIMER

          This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties or other factors which may cause actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause such a difference include, without limitation, the ability of the Company to continue as a going concern, fluctuations in the volume of transactional services provided by the Company, competition with respect to financial services commission rates, the effect of general economic and market conditions, factors affecting the securities brokerage industry as well as other risks and uncertainties detailed from time to time in the Company's Securities and Exchange Commission filings.

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